UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                      October 31, 2005 (October 25, 2005)

                                    WQN, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                           000-27751               75-2838415
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(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
      Incorporation)                                         Identification No.)


               14911 Quorum Drive, Suite 140, Dallas, Texas, 75254
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 972-361-1980
                                                            ------------

                                 Not Applicable
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 _
|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard.
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     On October 25, 2005, WQN, Inc., a Delaware corporation (the "Company")
received written notice from the Nasdaq Stock Market ("Nasdaq") that the Company no longer complies with Nasdaq Marketplace Rules 4350(c)(1), 4350(c)(3) and 4350(c)(4) (collectively, the "Rules"), which require a Nasdaq-listed company to have a majority of independent directors serving on its board, a compensation committee composed entirely of independent directors, and a nominating committee composed entirely of independent directors, respectively. The Company's Board currently has seven members, three of which are considered independent under Nasdaq's corporate governance standards. Nasdaq has requested that the Company provide Nasdaq, on or before November 9, 2005, with a specific plan and timetable to achieve compliance with the Rules.

     The Board has replaced Mr. Denton Jones, who had previously qualified as an independent director, with Mr. Hal Bibee on the nominating and compensation committees effective October 31, 2005. Mr. Bibee is considered independent under Nasdaq's corporate governance standards. Mr. Jones will remain as a Board member. As a result of these replacements, the Company should again be in compliance with the nominating and compensation committee independence requirements.

     The Board will submit a plan and timetable to Nasdaq on or before November 9, 2005 as requested indicating how it intends to bring the entire Board back into compliance with the majority independent director requirement. The Board has initiated a search for two new independent directors and intends to appoint such additional independent directors as soon as possible, and it is committed to taking all necessary steps to regain compliance with Nasdaq's corporate governance standards as quickly as possible.

     The press release issued by the Company on October 31, 2005, regarding these matters is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.
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Exhibit
Number           Description
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Exhibit 99.1     Press release issued by WQN, Inc. on October 31, 2005.



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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 31, 2005



                                       WQN, INC.


                                       By:   /s/ David S. Montoya
                                           -------------------------------------
                                           Name: David S. Montoya
                                           Title: Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number            Description
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Exhibit 99.1      Press release issued by WQN, Inc. on October 31, 2005.